Vessels and other fixed assets, net, Advances for vessels under construction and Vessel held for sale	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Vessels and other fixed assets, net, Advances for vessels under construction and Vessel held for sale

5.       Vessels and other fixed assets, net, Advances for vessels under construction and Vessel held for sale:

The amounts included under Vessels and other fixed assets, net in the consolidated balance sheets are analyzed as follows:

	Cost	Accumulated depreciation	Net Book Value
Balance, December 31, 2022	$3,843,686	$(962,135)	$2,881,551
- Acquisition of vessels, vessel improvements, vessel upgrades and other vessel costs	20,856	-	20,856
- Other fixed assets	151	-	151
- Vessel total loss	(27,570)	1,580	(25,990)
- Vessel sales	(275,772)	110,404	(165,368)
- Vessel transferred to held for sale	(34,812)	19,622	(15,190)
- Impairment loss	(17,838)	-	(17,838)
- Depreciation for the period	-	(138,429)	(138,429)
Balance, December 31, 2023	$3,508,701	$(968,958)	$2,539,743
- Acquisition of vessels, vessel improvements, vessel upgrades and other vessel costs	1,048,220	-	1,048,220
- Other fixed assets	404	-	404
- Vessel sales	(304,727)	90,572	(214,155)
- Impairment loss	(1,800)	-	(1,800)
- Depreciation for the period	-	(164,055)	(164,055)
Balance, December 31, 2024	$4,250,798	$(1,042,441)	$3,208,357

As of December 31, 2024, 143 of the Company’s 151 vessels, having a net carrying value of $3,078,857, were subject to first-priority mortgages as collateral to their loan facilities (Note 8). Title of ownership is held by the relevant lenders for another 2 vessels with a carrying value of $39,739 to secure the relevant sale and lease back financing transactions (Note 7).

5.       Vessels and other fixed assets, net, Advances for vessels under construction and Vessel held for sale - (continued):

Advances for vessels under construction:

During 2023, the Company entered into five firm shipbuilding contracts with Qingdao Shipyard Co., Ltd. for the construction of five 82,000 dwt Kamsarmax newbuilding vessels. Delivery of these vessels is scheduled progressively from November 2025 through August 2026.

The amounts shown in the consolidated balance sheets are analyzed as follows:

Balance, December 31, 2023	$—
- Pre-delivery yard installments and capitalized expenses	26,274
- Capitalized interest and finance costs	1,252
Balance, December 31, 2024	$27,526

As of December 31, 2024, the total aggregate remaining contracted price, including scrubber installation costs, for the five vessels under construction was $156,400, payable in periodic installments up to their deliveries, of which $76,050 is payable during the next twelve months ending December 31, 2025, and the remaining $80,350 is payable until their expected delivery from the shipyard in August 2026.

Vessels acquired/delivered during the year ended December 31, 2023 and 2024:

During 2023, the Company and the war risk insurers of the vessel Star Pavlina agreed that, given the vessel’s prolonged detainment in Ukraine following the commencement of Russia’s military action against Ukraine on February 24, 2022, it became a constructive total loss on February 24, 2023. As a result, the Company was entitled to be indemnified for the vessel’s total insurance value and the Company recognized a gain of $28,163. In addition, the Company, through its war risk insurance policy detention compensation, was entitled to receive an amount of $2,658 in connection with the vessel Star Pavlina. Both amounts are included within “Other operational gain” in the consolidated income statement for the year ended December 31, 2023. Total insurance value of the Star Pavlina was collected by May 4, 2023.

During the year ended December 31, 2023, the Company decided to strategically sell certain vessels and renew its fleet, taking advantage of the elevated vessel market values. In 2023, the Company entered into various separate agreements with third parties to sell 15 of the Company’s vessels (Star Borealis, Star Polaris, Star Centaurus, Star Columba, Star Aquila, Star Hercules, Star Cepheus, Star Zeta, Star Theta, Star Athena, Star Jennifer, Star Glory, Big Fish, Star Bovarius and Star Dorado). In addition, the vessel Big Bang was actively marketed as of December 31, 2023 and was ultimately agreed to be sold in January 2024. Of these, 11 vessels were delivered to their new owners in 2023 and the remaining five were delivered to their new owners in 2024.

One of these vessels met the “held for sale” classification criteria as of December 31, 2023 and was reclassified under “Vessel held for sale” in the consolidated balance sheet. As part of the abovementioned sales, for the year ended December 31, 2023, the Company recognized an impairment loss of $17,838 and a net gain on sale of vessels of $29,399, which are separately reflected in the consolidated income statement for the year ended December 31, 2023.

5.       Vessels and other fixed assets, net, Advances for vessels under construction and Vessel held for sale - (continued):

Vessels acquired/delivered during the year ended December 31, 2023 and 2024 – (continued):

Following the completion of Eagle Merger (Note 1), the Company acquired Eagle’s fleet which consisted of 52 dry bulk Supramax/Ultramax vessels. Prior to the closing of the Eagle Merger, Eagle had agreed to sell the vessels Crested Eagle and Stellar Eagle, which were delivered to their new owners on April 18, 2024 and June 5, 2024, respectively.

During the year ended December 31, 2024, the Company decided to opportunistically sell certain vessels and renew its fleet, taking advantage of the elevated vessel market values, and agreed to sell the vessels Big Bang, Pantagruel, Star Audrey, Star Pyxis, Star Paola, Crowned Eagle, Star Iris, Star Hydrus, Star Triumph, Imperial Eagle and Diva. All vessels were delivered to their new owners by December 31, 2024. As part of the abovementioned sales, for the year ended December 31, 2024, the Company recognized a net gain on sale of vessels of $43,287 as reflected in the consolidated income statement for the corresponding year.

In addition, the vessel Bittern was actively marketed as of December 31, 2024 and was ultimately agreed to be sold in February 2025 (Note 19d). Bittern did not meet the criteria to be classified as held for sale as of December 31, 2024 due to her existing employment. The Company recognized an impairment loss of $1,800 in connection with the sale of the vessel Bittern as reflected in the consolidated income statement for the year ended December 31, 2024.

The amounts reported under “Acquisition of vessels, vessel improvements, vessel upgrades and other vessel costs” during the years ended December 31, 2023 and 2024 in the table above also include costs related to the Company’s continued technical upgrades to its fleet, such as the installation of ballast water management systems (“BWTS”) and Energy Saving Devices (“ESD”).

Impairment Analysis

As of December 31, 2023 and 2024, as part of the Company’s annual impairment analysis, the Company examined its vessels held for use whose carrying value was above its market value. These analyses did not result in any additional impairment charges for the years 2023 and 2024 other than the impairment loss mentioned above.